Dated the 29 DEC 2017 2017

HANG LUNG REAL ESTATE AGENCY LIMITED
Agent for the Landlord
HANG LUNG PARK-IN LIMITED
(as Landlord)

AND

JM OCEAN AVENUE (HK) LIMITED
(as Original Tenant)

AND

GRAND WORLD PRO LIMITED
(as Substituted Tenant)

AND

TSUI TSZ HONG IVAN
(as Surety)

NOVATION AGREEMENT

IN RESPECT OF

THE TENANCY AGREEMENT

OF

ALL THAT ROOM 1733-35, 17/F., PARK-IN COMMERCIAL CENTRE, 56 DUNDAS STREET, MONGKOK, KOWLOON.

---

29 DEC 2017

THIS AGREEMENT is made the

BETWEEN

(1) HANG LUNG REAL ESTATE AGENCY LIMITED whose registered office is situated at 21st Floor, No.4 Des Voeux Road Central, Hong Kong, as agent for and on behalf of the Landlord HANG LUNG PARK-IN LIMITED ("**the Landlord**")

(2) JM OCEAN AVENUE (HK) LIMITED whose registered office is situated at Room 1736-39, 17/F., Park-In Commercial Centre, 56 Dundas Street, Mongkok, Kowloon ("**the Original Tenant**")

(3) GRAND WORLD PRO LIMITED whose registered office is situated Room 1903, 19/F., Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong ("**the Substituted Tenant**")

(4) TSUI TSZ HONG IVAN [Holder of HKID No. K112388(2)] whose residential address is situated at Flat 24, 2/F., No. 2 Mei King Street, To Kwa Wan, Kowloon ("**the Surety**")

WHEREAS:-

A. By a Tenancy Agreement dated August 26, 2015 and made between the Landlord of the one part and the Original Tenant of the other part ("**the Tenancy Agreement**"), the Landlord agreed to let and the Original Tenant agreed to take the premises known as ALL THAT ROOM 1733-35, 17/F., PARK-IN COMMERCIAL CENTRE, 56 DUNDAS STREET, MONKOK, KOWLOON ("**the Property**") for a term of THREE (3) years commencing from October 1, 2015 to September 30, 2018 (both days inclusive) ("**the Term**") at the monthly rental of HK$65,000.00 from October 1, 2015 to September 30, 2016; HK$70,000.00 from October 1, 2016 to September 30, 2017; and HK$78,000.00 from October 1, 2017 to September 30, 2018 (exclusive of Management Fee & Air-conditioning Charges, Government Rates and other charges) and upon such terms and conditions contained in the Tenancy Agreement.

B. The Original Tenant has paid to the Landlord under the Tenancy Agreement a deposit of HK$279,225.00 (the "Original Deposit") as security for the due observance or performance of the terms and conditions contained in the Tenancy Agreement on the part of the Original Tenant.

C. The Original Tenant wishes to be released from the Tenancy Agreement and the Landlord has agreed to release the Original Tenant on the condition that (i) the Substituted Tenant undertakes to perform and observe and to be bound by the terms and conditions of the Tenancy Agreement and all such rights, benefits, obligations and duties of the Original Tenant thereunder in place of the Original Tenant and (ii) the Surety guarantees the Substituted Tenant's due observance and performance of the terms and conditions contained in this Agreement and in the Tenancy Agreement.

NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED as follows:-

1. The Original Tenant hereby transfers and novates to the Substituted Tenant the Tenancy Agreement and the full benefit thereof and assigns unto the Substituted Tenant all of its right and interest to and in the Property comprised in the Tenancy Agreement and all its estate right title benefit and interest of and in the Original Deposit and its rights to the refund of the Original Deposit with effect from November 1, 2017 ("the Novation Date") and the Landlord, subject to conditions contained herein, hereby approves the said transfer, novation and/or assignment and acknowledges the Substituted Tenant as the party entitled to the full benefit of the Tenancy Agreement as if it had been named as the party thereto in substitution of the Original Tenant with effect from the Novation Date.

2. In consideration of the Landlord approving the transfer, novation and/or assignment mentioned herein and the release and discharge mentioned below, the Substituted Tenant hereby covenants and undertakes to the Landlord with effect from the Novation Date: -

   (a) to pay the Rent, the Management Fees and Air-Conditioning Charges, the Government Rates (as respectively defined in the Tenancy Agreement) and all other charge payable under the Tenancy Agreement and to observe and perform and be bound by all the covenants, terms, conditions and stipulations contained in the Tenancy Agreement in every way as if the Substituted Tenant were the Tenant named in the Tenancy Agreement in lieu of the Original Tenant;

   (b) to take the Property for all the unexpired residue of the Term; and

   (c) to take over and bear all the liabilities, obligations and duties of the Original under the Tenancy Agreement as if the Substituted Tenant were the Tenant named in the Tenancy Agreement in lieu of the Original Tenant.

3. The Substituted Tenant hereby pays to the Landlord upon signing of this Agreement an additional deposit equivalent to THREE (3) months' monthly rental, management fees and air-conditioning charges and Government rates in the total sum of HKD$279,225.00 (the "Additional Deposit") as further security for the

due observance and performance of the terms and conditions of the Tenancy Agreement by the Substituted Tenant.

4. In consideration of the payment of the Additional Deposit by the Substituted Tenant and the agreements and undertakings of the Substituted Tenant herein mentioned and the guarantee given by the Surety herein mentioned, the Landlord hereby releases and discharges the Original Tenant from all future claims and demands whatsoever arising from the Tenancy Agreement after the Novation Date and agrees to the Substituted Tenant taking over the liabilities, obligations and duties of the Original Tenant under the Tenancy Agreement in every way as if the Substituted Tenant had been named in the Tenancy Agreement as a party in place of the Original Tenant.

5. The parties hereto hereby agree that the Original Deposit paid to the Landlord under the Tenancy Agreement shall be deemed to have been paid by the Substituted Tenant to be held by the Landlord upon the same terms and conditions of the Tenancy Agreement as if the Substituted Tenant were the Tenant of the Tenancy Agreement in lieu of the Original Tenant.

6. The Original Tenant hereby releases and discharges the Landlord from all claims and demands whatsoever in respect of the Tenancy Agreement and further specifically releases and discharges the Landlord from the obligation to refund the Original Deposit or any part thereof to the Original Tenant and confirms and authorizes that the Original Deposit (subject to the Landlord's right of deduction contained in the Tenancy Agreement) should be refunded to the Substituted Tenant in accordance with the terms and conditions of the Tenancy Agreement.

7. The Original Tenant shall continuously pay the Rent, the Management Fee and Air-Conditioning Charges, the Government Rates and all other outgoings for which the Original Tenant is responsible under the Tenancy Agreement up to and inclusive of the Novation Date.

8. The expression "the Tenant" as used in the Tenancy Agreement shall henceforth mean the Substituted Tenant but not the Original Tenant and the expression "the Deposit" as used herein and in the Tenancy Agreement shall henceforth mean the amount being the sum of the Original Deposit and the Additional Deposit.

9. All costs and expenses of and incidental to the preparation and completion of this Agreement (including but not limited to the stamp duty and a one-off handling fee at the amount of HK$2,000.00) shall be borne by the Substituted Tenant absolutely. The one-off handling fee shall be paid upon signing of this Agreement.

10. Notwithstanding anything therein contained, nothing herein shall prejudice the rights of the Landlord to claim against the Original Tenant for any antecedent breach under the Tenancy Agreement and/or any breach or non-observance or non-performance of the terms and conditions contained in the Tenancy Agreement before the Novation Date.

11. The Landlord and the Substituted Tenant hereby acknowledge and confirm that subject to what has been varied and modified herein, the Tenancy Agreement is and remains in full force and effect and is deemed to have been made between the Landlord and the Substituted Tenant direct from the Novation Date and this Agreement shall be read and construed as one with the Tenancy Agreement.

12. The Surety, in consideration of his agreement to enter into this Agreement with the Landlord, the Original Tenant and the Substituted Tenant at the Surety's request, hereby irrevocably guarantees and undertakes to the Landlord that the Substituted Tenant shall pay the Rent, the Management Fees and Air-Conditioning Charges, the Government Rates and all other sums payable by the Substituted Tenant under the Tenancy Agreement on the days and in the manner aforesaid and shall duly perform and observe all the terms covenants and conditions contained herein and in the Tenancy Agreement and that in case of default in such payment of the Rent or the Management Fees and Air-Conditioning Charges or the Government Rates or any other sums or in case of non-performance or non-observance of any of such terms covenants and conditions as aforesaid, the Surety shall, upon receipt of the Landlord's demand, forthwith pay and make good to the Landlord all losses damages costs and expenses thereby suffered or incurred or which may be suffered or incurred by the Landlord as a result of the default on the part of the Substituted Tenant as aforesaid and the Surety hereby agrees that he shall further irrevocably indemnify the Landlord and shall keep the Landlord fully indemnified against all claims, liabilities (actual or contingent), losses, damages, costs and expenses suffered or incurred or which may be suffered or incurred by the Landlord as a result of any failure on the part of the Substituted Tenant as aforesaid PROVIDED ALWAYS that and it is hereby expressly agreed by the Surety that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the Rent and/or any other sums payable by the Substituted Tenant herein or under the Tenancy Agreement when the same becomes payable or to enforce performance or observance of the stipulations contained herein or in the Tenancy Agreement and on the Substituted Tenant's part to be performed or observed, which may be given to the Substituted Tenant by the Landlord at any time, shall not release or exonerate or in any way affect the liability of the Surety under this Clause and in particular, the Landlord shall in its absolute discretion decide to deduct its losses and damages resulting from any of the Substituted Tenant's breach of its obligations under this Agreement or under the Tenancy Agreement from the Deposit and/or to demand payment from the Surety under this Clause at any time and from time to time.

13. It is hereby certified that the transaction agreed to or effected by this Agreement does not form part of a larger transaction or of a series of transaction in respect of which the amount or value or the aggregate amount or value of the consideration exceeds HK$2,000,000.00.

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by Victor Ng)
For and on behalf of)
HANG LUNG REAL ESTATE AGENCY LIMITED)
Agent for the Landlord,)
HANG LUNG PARK-IN LIMITED)
in the presence of:-)

Grace Yick

For and on behalf of
HANG LUNG REAL ESTATE AGENCY LIMITED
恒隆地產代理有限公司

(019) Authorized Signature(s)

SIGNED by)
For and on behalf of)
the Original Tenant)
JM OCEAN AVENUE (HK) LIMITED)
in the presence of:-)

TONG KWONG YI
Y425232 (0)

For and on behalf of
JM OCEAN AVENUE (HK) LIMITED
中脈國際(香港)有限公司

Authorized Signature(s)

SIGNED by)
For and on behalf of)
the Substituted Tenant)
GRAND WORLD PRO LIMITED)
in the presence of:-)

WONG TSZ YIN
V090918(1)

CHONG KHAI WAH
DIRECTOR

GRAND WORLD PRO LIMITED
創威寶有限公司

SIGNED by)
the Surety)
TSUI TSZ HONG IVAN)
[Holder of HKID No. K112388(2)])
in the presence of:-)

TONG KWONG YI
Y425232(0)